Exhibit 99.2

MAY 16, 2016, 21:32 ET

News provided by

SharkReach (http://www.prnewswire.com/news/sharkreach)

SharkReach Announces Hiring Of CFO

Mark J. Gustavson Brings Experience & Leadership To Aid Company During Its Expansion

HERMOSA BEACH, Calif., May 16, 2016 /PRNewswire/ — SharkReach, Inc. (“SharkReach®” or the “Company”) (OTC: SHRK) a millennial influence marketing company today announced that Mark J. Gustavson has been appointed Chief Financial Officer of SharkReach and its operating subsidiaries. Mr. Gustavson will add leadership and company building expertise during our funding and expansion period. SharkReach will continue to focus on several avenues for increasing sales and profitability while taking advantage of Shark’s industry leading next generation in Digital and Influencer Marketing.

Mark J. Gustavson

Chief Financial Officer

Mark Gustavson has 17 years of business development, transactional, alliance management, finance, operational, company formation and IP experience with emerging technology companies. During his career he has acquired extensive experience integrating business disciplines in connection with emphasis in turn-around transactions. Mr. Gustavson has led and closed dozens of transactions with cumulative valuations in excess of $180MM in industry-transforming technology companies.

Prior to SharkReach, Mr. Gustavson was President and co-founder of MedicuRx Corporation, a position he held from February 2013 to June 2015. While there, he was responsible for managing the company formation and transactional activities in collaboration with co-founder Dr. Joseph Rubinfeld for business development, finance, and research & alliance management.

From July of 2012 through January of 2013, he was the President and CEO of ImCure Therapeutics, Inc. From June 2009 through November 2011, Mr. Gustavson served as Executive Vice President at EVP Colmen Group LLC. Mr. Gustavson was a Director of Valdor International Technologies, Inc. from December of 2012 to June of 2013.

In these various executive capacities he was responsible for all company transactions, ranging from acquisitions and strategic collaborations to ordinary course transactions, and engaged in strategic planning for business development, product development, and in-licensing activity and closing numerous business development collaborations.

Mr. Gustavson served as Private Banker at Hong Kong and Shanghai Banking Corporation (HSBC) in Saipan,

Commonwealth of the Northern Mariana Islands. From April 1997 through February 1999 Mr. Gustavson was VP of Private Banking and was charged with co-launching the CNMI branch of the Pacific Regional Division during the bank’s expansion period.

1/5

Mr. Gustavson’s further activities included Investment Strategist where his focus included introducing early stage technology companies to domestic investors.

Sector specialties include: biotechnology, IP based banking, mobile payment systems, social media, mobile gaming applications and fiber optics. Mr. Gustavson received a Bachelor of Science in Political Science (minor in sociology, concentration in economics) from the University of Oregon in 1991. His most recent transaction was the recapitalization and 4.2MM source funding for social media company CloudTalk Corporation. He served as Director and Senior Advisor to Valdor International Technologies located in the San Francisco Bay Area.

About SharkReach, Inc.

SharkReach, Inc. (OTC: SHRK). SharkReach is a Disruptive Millennial Media Company that combines the strength of an Influencer Owned Network with Proprietary Technology for creating, posting, managing and monitoring Branded Sharable Content.

What sets SharkReach apart from other companies in the marketplace is that its influencers (both grass roots individuals and Celebrities) are also its shareholders... and that its network has a larger market reach than the top 5 television networks combined!

20,000+ Influencers... with 500+ million Followers... with 200+ million Likes & Shares... produces an Aggregate Reach of 2.9 billion.

SharkReach as one of the first companies in this space is the established leader in Influencer Marketing. It presently has the largest footprint, and plans to further enlarge its market share through various acquisitions. It has shown that is has the unique ability to reach the Gen Y and Millennial demographic.

Millennials Demand exacting standards in the products and services that are essential to satisfying their social conscience and personal needs. They are the first of several generations to come that will veer away from traditional media. They do NOT watch television, and they do not trust brands and commercials. Their purchasing decisions are impacted by the individuals, friends, and celebrities that they follow on Social Media and YouTube.

Its criteria for target acquisitions are companies are those that will bring: 1. Content Management; 2. Sentiment Tracking; 3. Large Client Lists, and 4. Proven Track Record of 2+ Years In The Influencer Marketing Space.

Historically, and in this order, television, radio, magazine and newspaper advertising were the ways to reach clients. To reach more clients and to increase sales, Celebrity Endorsements were added to Brands to increase the effectiveness of these traditional media outlets.

Sponsored Social Media... Influencer Marketing, now sits atop the field!

In a recent report of the most effective marketing ratings, Influencer Marketing, in absolute ratings, beat Celebrity Endorsements, Television, Radio, Magazine and Newspaper advertising.

2/5

In the last year alone, Influencer Marketing has seen positive gains, significantly out-pacing all tested approaches in “Positive Momentum”:

Change in Marketer Regard vs. Year Ago

Influencer Marketing	-7/+65
Celeb Endorsements	-12/+21
TV Ads	-20/+12
Radio Ads	-32/+11
Magazine Ads	-36/+4
Newspaper Ads	-56/+6

Our Tracking & Reporting platform and quantifying systems enable clients to select suitable Influencers and to track campaigns in ways they have not been available before.

There are three main components:

SharkRank: Influencer Ranking System and Influencer Marketplace.

Allows clients to select suitable Influencers for their Campaign utilizing Shark Rank’s proprietary influencer-ranking algorithm.

SharkScore: Campaign Level Reporting Engine.

Reporting engine that allows clients to log in and view the statistics of delivery of the campaign in real time calculating impressions, views, like and shares, carrying the reporting across all social media outlets and the web.

SharkPulse: Campaign Effectiveness Monitoring & Brand Sentiment Reporting.

SharkPulse Real-Time Reporting Dashboard allows our clients to view in real-time the activity of their campaigns through our proprietary dashboard... across all social media networks! It monitors brand sentiment across Social Media and the Web a first in influencer marketing. Ability to set up auto responders for Negative posts. Acts as an insurance policy for your brand allowing you to follow every conversation and respond.

For more information on SharkReach, please visit the Company’s website at www.SharkReach.com (http://www.sharkreach.com/).

To be added to the SharkReach® investor email list, please email investor@sharkreach.com (mailto:investor@sharkreach.com) with SHRK in the subject line.

3/5

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events, including our ability to raise capital, or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

For a discussion of these risks and uncertainties, please see our filings with the Securities and Exchange Commission. Our public filings with the SEC are available from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov (http://www.sec.gov/).

SOURCE SharkReach

Related Links

http://www.sharkreach.com (http://www.sharkreach.com)

You just read:

SharkReach Announces Hiring Of CFO

News provided by SharkReach (http://www.prnewswire.com/news/sharkreach)

http://www.prnewswire.com/news-releases/sharkreach-announces-hiring-of-cfo-300269604.html

Contact (/contact-us/)	Solutions (/solutions/overview/)	About My Services () (http://prnewswire.mediaroom.com/index.php)

Chat Online with an Expert
Contact Us (/contact-us/)	For Marketers (/solutions/marketing/)	About PR Newswire
	For Public Relations	(http://prnewswire.mediaroom.com/index.php)
	(/solutions/public-relations/)	About Cision
	For IR & Compliance (/solutions/ir-compliance/)	(http://www.cision.com/us/? utm_medium=website&utm_source=prnewswire&utm_content=cishomepage&utm_c;
	For Agency (/solutions/agency/)	Become a Publishing

4/5

For Small Business	Partner (/contact-
(http://www.smallbusinesspr.com/)	us/prnewswire-
All Products (/solutions/products-	partners/)
overview/)	Become a Channel
Partner (/contact-
us/become-a-partner/)
Careers
(http://prncareers.mediaroom.com/)
Global Sites ^ ()

888-776-0942

from 8 AM - 10 PM ET (tel:888-776-0942)

Terms of Use (/terms-of-use-apply.html) | Privacy Policy (/privacy-policy.html) | Information Security Policy Statement (/prn-information-security-policy.html) | Site Map (/sitemap/) | Copyright © RSS Feeds (/rss/)2016 PR Newswire Association LLC. All Rights Reserved. A Cision (http://www.cision.com/us/? utm_medium=website&utm_source=prnewswire&utm_content=cishomepage&utm_campaign=prnewswire) company.

5/5